SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2014

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	1-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 13, 2014, Regency Centers, L.P. (“RCLP”) and Regency Centers Corporation, the general partner of RCLP (“Regency”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which RCLP agreed to issue and sell $250 million aggregate principal amount of RCLP’s 3.75% Notes due 2024 (the “Notes”) priced at 99.482%. The Notes are guaranteed as to the payment of principal and interest by Regency. The offering of the Notes is expected to close on May 16, 2014.

The Notes bear interest at a rate of 3.75% per annum and mature on June 15, 2024. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2014, to holders of record at the close of business on the June 1 or December 1, respectively, immediately preceding such interest payment date.

The Notes were issued pursuant to the terms of an Indenture dated as of December 5, 2001, as supplemented by a First Supplemental Indenture dated as of June 5, 2007 and a Second Supplemental Indenture dated as of June 2, 2010, among RCLP, Regency, as guarantor, and U.S. Bank, National Association, as successor to Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee.

On May 13, 2014, Regency issued a press release announcing the pricing of the offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of May 13, 2014 among Regency Centers, L.P., Regency Centers Corporation, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, representatives of the underwriters listed therein.

4.1	Form of Global Note for 3.75% Notes due 2024 of Regency Centers, L.P.

4.2	Guarantee of Regency Centers Corporation (included in Global Note filed as Exhibit 4.1)

5.1	Opinion of Foley & Lardner LLP as to the legality of the securities.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

99.1	Press Release dated May 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

May 15, 2014	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

May 15, 2014	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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